UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 6, 2017

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2017, Buckeye Partners, L.P. (the “Partnership”), certain subsidiaries of the Partnership (collectively with the Partnership, the “Borrowers”), the several banks and other financial institutions party thereto and SunTrust Bank, in its capacity as administrative agent (the “Administrative Agent”), entered into (a) the First Amendment to Term Loan Agreement (the “Term Loan Amendment”) to that certain Term Loan Agreement, dated as of September 30, 2016 by and among the Partnership, the banks and financial institutions party thereto and the Administrative Agent (as amended, supplemented or modified from time to time, the “Term Loan Agreement”) and (b) the Third Amendment to Revolving Credit Agreement (the “Revolver Amendment” and together with the Term Loan Amendment, the “Credit Agreement Amendments”) to that certain Revolving Credit Agreement by and among the Borrowers, the banks and financial institutions party thereto and the Administrative Agent, dated as of September 30, 2014 (as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 16, 2015 and that certain Second Amendment to Revolving Credit Agreement, dated as of September 30, 2016, and as further amended, supplemented or modified from time to time, the “Revolving Agreement” and together with the Term Loan Agreement, the “Credit Agreements”).

The Credit Agreement Amendments amended the Credit Agreements to, among other matters, with respect to calculating Consolidated EBITDA and certain adjustments thereto, specify the manner in which the Partnership may give pro forma effect to (a) acquisitions of partial ownership interests in other persons and (b) certain transactions consummated by joint ventures.

The above disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendments and is qualified in its entirety by reference to the Revolver Amendment, which is filed as Exhibit 10.1 hereto, and the Term Loan Amendment, which is filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Third Amendment to Revolving Credit Agreement dated as of June 6, 2017, by and among Buckeye Partners, L.P., Buckeye Energy Services LLC, Buckeye Caribbean Terminals LLC and Buckeye West Indies Holdings LP, as borrowers, the lenders party thereto and SunTrust Bank, as administrative agent.

10.2	First Amendment to Term Loan Agreement dated as of June 6, 2017, by and among Buckeye Partners, L.P., as borrower, the lenders party thereto and SunTrust Bank, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and
Secretary

Dated: June 9, 2017

Exhibit Index

Exhibit Number	Description
10.1

Third Amendment to Revolving Credit Agreement dated as of June 6, 2017, by and among Buckeye Partners, L.P., Buckeye Energy Services LLC, Buckeye Caribbean Terminals LLC and Buckeye West Indies Holdings LP, as borrowers, the lenders party thereto and SunTrust Bank, as administrative agent.

10.2	First Amendment to Term Loan Agreement dated as of June 6, 2017, by and among Buckeye Partners, L.P., as borrower, the lenders party thereto and SunTrust Bank, as administrative agent.